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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Texas United Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TEXAS UNITED BANCSHARES, INC.

202 W. Colorado Street
La Grange, Texas 78945

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MAY 20, 2004

Shareholders of Texas United Bancshares, Inc.:

      The 2004 Annual Meeting of Shareholders (the “Meeting”) of Texas United Bancshares, Inc. (the “Company”) will be held at the KC Hall, located at 190 South Brown, La Grange, Texas, on Thursday, May 20, 2004, beginning at 5:30 p.m. (local time), for the following purposes:

1. To elect three (3) directors of Class III to serve on the Board of Directors of the Company until the Company’s 2007 annual meeting of shareholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2. To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the year ending December 31, 2004; and

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The close of business on April 19, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the offices of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

By order of the Board of Directors,

ERVAN E. ZOUZALIK
Chairman of the Board

April 23, 2004

La Grange, Texas

Your Vote is Important.

You are cordially invited and urged to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the accompanying envelope at your earliest convenience. No additional postage is necessary if the proxy is mailed in the United States. The proxy is revocable in the manner described in the proxy statement at any time before it is voted at the Meeting.

PROXY STATEMENT FOR 2004 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 20, 2004
SOLICITATION, REVOCABILITY AND VOTING OF PROXIES
VOTING SHARES AND VOTING RIGHTS
ITEM 1. ELECTION OF DIRECTORS
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION AND OTHER MATTERS
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PRINCIPAL ACCOUNTING FEES AND SERVICES
INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS
BENEFICIAL OWNERSHIP OF COMMON STOCK BY MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ITEM 2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS

TEXAS UNITED BANCSHARES, INC.

202 W. Colorado Street
La Grange, Texas 78945

PROXY STATEMENT
FOR
2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 20, 2004

SOLICITATION, REVOCABILITY AND VOTING OF PROXIES

       This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Texas United Bancshares, Inc. (the “Company”) for use at the 2004 Annual Meeting of Shareholders of the Company to be held at the KC Hall, located at 190 South Brown, La Grange, Texas, on Thursday, May 20, 2004, beginning at 5:30 p.m. (local time), and any adjournments thereof (the “Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2004 Annual Meeting of Shareholders (“Notice of Meeting”). This Proxy Statement, the Notice of Meeting and the enclosed proxy will first be sent to shareholders on or about April 23, 2004.

Voting of Proxies

      Shares represented at the Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein.

      The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy received by the Board of Directors may be voted with respect thereto in accordance with the judgment of the proxies. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Meeting for which advance notice was not received by the Company in accordance with the Company’s Bylaws.

Revocability of Proxies

      Any proxy given by a record shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Meeting and voting in person. If you hold your shares in street name with a bank or broker, you must contact your bank or broker to revoke your proxy.

Solicitation

      The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $1.00 per share, of the Company (the “Common Stock”) held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in connection with such forwarding.

Annual Report

      The Company’s Annual Report to Shareholders, including financial statements, for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, accompanies but does not constitute part of this proxy statement.

VOTING SHARES AND VOTING RIGHTS

      Only holders of record of Common Stock at the close of business on April 19, 2004 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At that time, there were 4,016,736 shares of Common Stock outstanding, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or nominee that are voted on any matter are included in determining whether a quorum exists. Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the Record Date, in such holder’s name on the books of the Company.

      Directors will be elected by a plurality of the votes cast in person or by proxy. Accordingly, the three Class III nominees receiving the highest number of votes cast by the holders of Common Stock will be elected. There will be no cumulative voting in the election of directors. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees. A broker non-vote occurs if a broker or other nominee of shares does not have discretionary authority to vote the shares and has not received voting instructions with respect to a particular matter.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to ratify the appointment of the auditors. Abstentions will have the effect of a vote against such matter. However, broker non-votes will be deemed shares not present to vote on such matter and will not count as votes for or against the proposal and will not be included in calculating the number of votes necessary for approval of such matter.

ITEM 1.

ELECTION OF DIRECTORS

Election Procedures; Term of Office

      The Board of Directors currently consists of seven directors. In accordance with the Company’s Bylaws, members of the Board of Directors are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class III directors expires at the Meeting.

      The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated Ervan E. Zouzalik, L. Don Stricklin and Michael Kulhanek as Class III directors. Messrs. Zouzalik, Stricklin and Kulhanek are currently serving as Class III directors. The three Class III nominees, if elected at the Meeting, will serve until the annual meeting of shareholders in 2007. The terms of the Class I and Class II directors expire at the annual meeting of shareholders in 2005 and 2006, respectively.

      The three Class III nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting will be elected. Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.

      If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. All of the nominees have consented to being named herein and to serve if elected.

      Any director vacancy occurring after the election may be filled only by a majority vote of the remaining directors, even if less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

Nominees for Election

      The following table sets forth certain information with respect to each nominee for election as a director of the Company:

Name	Positions with the Company and State Bank	Age

Ervan E. Zouzalik	Director of the Company and State Bank and Chairman of the Board of the Company and State Bank	67

L. Don Stricklin	Director of the Company and State Bank; President and Chief Executive Officer of the Company and State Bank	45

Michael Kulhanek	Director of the Company and State Bank	57

      Ervan E. Zouzalik. Mr. Zouzalik has been Chairman of the Board of the Company since June 1998 and Chairman of the Board of State Bank since January 2002 and has served as a director of State Bank and its predecessor, Flatonia State Bank, since 1986. Mr. Zouzalik served as Vice Chairman of Flatonia State Bank from 1990 to 2001. Prior to joining Flatonia State Bank, Mr. Zouzalik served for twenty-four years in the U.S. Army, retiring as a Colonel. He holds a Bachelor of Science in Industrial Education and a Bachelor of Arts in Journalism from Texas A&M University and completed his MBA at the University of Texas in 1969.

      L. Don Stricklin. Mr. Stricklin joined State Bank and Premier Bancshares, Inc., the Company’s predecessor, in 1996 and has been President and Chief Executive Officer of both entities and their successors by merger since 1996. He has been a director of the Company since 1998 and was a director of the Company’s predecessor since 1996. Prior to joining State Bank, Mr. Stricklin held numerous management positions in the Bank One community banking division including Senior Vice President of Bank One Mortgage and President/ CEO of Bank One Abilene. Prior to this, he served as a National Bank Examiner with the Office of the Comptroller of the Currency. He received a Bachelor of Business Administration from Southwest Texas State University.

      Michael Kulhanek. Mr. Kulhanek has been the Owner and President of Mico Machine Company since 1979. He has served as a director of State Bank since 1987. From 1972 to 1979, he was a Sales Manager of Schindler Bros. Steel in Sealy, Texas. Mr. Kulhanek received a Bachelor of Arts from Southwest Texas University in 1971. He is a member of Sacred Heart Catholic Church and Noon Lions Club and is a past president of La Grange Chamber of Commerce and La Grange Little League.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information with respect to the Company’s Class I and Class II directors, whose terms of office do not expire at the Meeting, and certain executive officers of the Company and State Bank:

Name	Age	Positions with the Company and State Bank

Thomas N. Adams	47	Executive Vice President and Chief Financial Officer of the Company and State Bank

Melvin Barta	53	Chief Lending Officer of State Bank

Bruce Frenzel	56	Director of the Company and State Bank

Malvin O. Green	54	Regional President of State Bank

Jonathan Kalich	49	Chief Operations Officer of State Bank

Dayna McElreath	41	President of the Mortgage Division of State Bank

Lee D. Mueller, Jr.	67	Director of the Company and State Bank

James D. Selman, Jr.	73	Director of the Company and State Bank

Steve Stapp	48	Director of Retail Banking of State Bank

Michael Steinhauser	50	Director of the Company and State Bank

      Thomas N. Adams. Mr. Adams joined State Bank and the Company in 1998 and has been the Executive Vice President and Chief Financial Officer of both entities since that time. From 1992 to 1998, Mr. Adams was a partner at the accounting firm of Fisher, Herbst and Kemble, P.C. in San Antonio, Texas. He completed his post-graduate studies in Accounting and became a Certified Public Accountant in 1985. Mr. Adams holds a Bachelor of Science in Ag Economics from Texas A&M University.

      Melvin Barta. Mr. Barta joined State Bank in 1996 and has been the Chief Lending Officer of State Bank since January 2002. From 1996 to 2001, he served in various positions at State Bank including Executive Vice President and Senior Credit Officer. From 1982 to 1996, Mr. Barta held several positions at Victoria Bank & Trust, first as a lending officer, moving to president of the Schulenburg location and then as the manager of the Employee Benefits section of the bank’s Trust Department. He is a Certified Public Accountant and received a Bachelor in Business Administration in Marketing from the University of Texas.

      Bruce Frenzel. Mr. Frenzel has been a director of State Bank since 1982 and a director of the Company since June 1998. Since 1979, he has been the majority owner and President of BEFCO Engineering, Inc. He is a member of the La Grange Lions Club and the Industrial Foundation. Mr. Frenzel received a Bachelor of Science in Civil Engineering from the University of Houston.

      Malvin O. Green. Mr. Green joined Central Texas Bank of Gonzales, State Bank’s predecessor, in 1998, and has been Regional President of State Bank since 2001. From 1998 to 2001, he served as an Executive Vice President and Regional Manager and Chief Lending Officer for six State Bank locations. From 1985 to 1998, Mr. Green worked for Victoria Bank & Trust and its predecessor bank, First National Bank of Gonzales, as a Lending Officer, a Bank President in Hallettsville and as a District Director and Regional Lender for twelve bank locations. He holds a Bachelor of Science in Pre-Law from Sam Houston State University and is a graduate of the Commercial Lending School of Bank of the South at LSU.

      Jonathan Kalich. Mr. Kalich has been Chief Operations Officer for the Company since January 2002 and is responsible for Credit Administration, Data Processing, Information Technology, Security, Compliance and Internal Operations. From 1996 to 2001, he served as an Executive Vice President and Director of Operations for State Bank. He started with Flatonia State Bank, State Bank’s predecessor, in July 1977, and in his first twenty-four years with the bank, Mr. Kalich held key positions in operations, lending, compliance and data processing. He holds a Bachelor of Science in Ag Economics from Texas A&M University.

      Dayna McElreath. Ms. McElreath joined State Bank in 1996 and has been President of the Mortgage Division of State Bank since January 2002. From 1996 to 2001, she served as an Executive Vice President and head of State Bank’s Mortgage Division. Prior to joining State Bank, Ms. McElreath worked at Bank One as their Mortgage Division Sales Manager from 1991 to 1996. Prior to this, she worked as a Senior Mortgage Loan Officer in Austin for six years. Ms. McElreath received a Bachelor of Science in Journalism from the University of Texas.

      Lee D. Mueller, Jr. Mr. Mueller has been a director of the Company since 1998 and a director of State Bank since 1995. He has been the owner of Live Oaks Farms for more than the past five years. Mr. Mueller holds a Bachelor of Arts from Texas Lutheran College, a Master of Divinity from Trinity Seminary in Columbus, Ohio and a Diploma of Law from LaSalle University.

      James D. Selman, Jr. Mr. Selman has been a director of State Bank since 1991 and a director of the Company since June 1998. Mr. Selman is the owner of Selman Ranch in Gonzales, Texas. Mr. Selman serves on the Executive Committee of the National Cattleman’s Association and is Chairman of the Texas Beef Council. He received a Bachelor of Science and Masters degree in Animal Science from Texas A&M University.

      Steve Stapp. Mr. Stapp joined State Bank in 1997 and has been the Director of Retail Banking of State Bank since January 2002. From 1997 to 2001, he was State Bank’s Executive Vice President and Retail Manager over eleven of its banking centers. From 1992 to 1997, Mr. Stapp was President of The Country Bank in Charlotte, Texas. He is a graduate of the Southwest School of Banking at SMU. Mr. Stapp received a Bachelor of Science degree and a Masters degree in Ag Finance from Texas A&M University.

      Michael Steinhauser. Mr. Steinhauser has been a director of State Bank since 1991 and a director of the Company since June 1998. He has been practicing law as a solo practitioner in Flatonia, Texas since 1981. Mr. Steinhauser received his Doctor of Jurisprudence from the University of Texas School of Law in 1978.

      Each officer of the Company is elected by the Board of Directors of the Company and holds office until his successor is duly elected and qualified or until his or her earlier death, resignation or removal.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company held ten meetings during 2003. There was no director who attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii) total number of meetings held by committees on which he served.

      The Company’s Board of Directors has three committees, the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, which are described below.

      Audit Committee. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company’s financial reports and other financial information provided to shareholders and others, the Company’s internal controls and the Company’s audit, accounting and financial reporting processes generally. The Audit Committee reports to the Board of Directors concerning such matters. The Company’s Board of Directors has adopted a revised written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement. The Audit Committee held six meetings during 2003. The Audit Committee reviewed and discussed with management and the independent auditors the Company’s quarterly financial results and the quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.

      During the 2003-2004 Board year, the Audit Committee was comprised of Bruce Frenzel, Lee D. Mueller, Jr. and Michael Steinhauser, each of whom is an “independent director” of the Company in accordance with the listing standards of the Nasdaq Stock Market. In March 2004, Michael Kulhanek was appointed to replace Michael Steinhauser as a member of the Audit Committee. Mr. Kulhanek is an “independent director” of the Company in accordance with the listing standards of the Nasdaq Stock Market.

      The Board of Directors has determined that the Audit Committee does not have an “audit committee financial expert” (as that term is defined in rules and regulations of the Securities and Exchange Commission) serving on the Audit Committee. However, the Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and has substantial business experience and that at least one of the current members of the Audit Committee has a level of experience and knowledge necessary to meet the requisite “financial sophistication” qualifications under the rules of the Nasdaq Stock Market. Accordingly, the Board believes that the directors who serve on the Audit Committee have the sufficient knowledge and experience necessary to fulfill the duties and the obligations of the Audit Committee.

      Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Company’s executive officers and is responsible for the establishment of policies dealing with various compensation and employee benefit matters. The Compensation Committee also administers the Company’s stock option plan and makes recommendations to the Board of Directors as to option grants to Company and State Bank employees under such plan. The Compensation Committee currently consists of Lee D. Mueller, Jr., Bruce Frenzel, Michael Kulhanek, James D. Selman, Jr. and Michael Steinhauser, each of whom is an independent director in accordance with the Nasdaq Stock Market listing standards. The Compensation Committee held two meetings during 2003 to review such compensation and employee benefit matters.

      Corporate Governance and Nominating Committee. Until 2004, the Board of Directors did not have a nominating committee, as nominations were made by the full Board. In April 2004, the Board of Directors established a Corporate Governance and Nominating Committee and has subsequently adopted a charter to define and outline the duties and responsibilities of its members. A copy of the Corporate Governance and Nominating Committee charter is attached to this Proxy Statement as Appendix B. The members of the Corporate Governance and Nominating Committee consist of Lee D. Mueller, Jr., Bruce Frenzel, and Michael Steinhauser, each of whom is an independent director in accordance with the Nasdaq Stock Market listing standards. The Corporate Governance and Nominating Committee is responsible for considering and making recommendations to the Board concerning the function and needs of the Board, including:

•	regularly review issues and developments related to corporate governance and recommend corporate governance standards to the Board;

•	administer and oversee compliance with the Company’s Code of Ethics;

•	establish and review responsibilities of key Board committees, director continuing education and make recommendations to the Board; and

•	solicit input from the directors and, on an annual basis, conduct a review of the effectiveness of the operation of the Board and its committees.

      The Corporate Governance and Nominating Committee is also responsible for making recommendations to the Board regarding the membership of the Board, including (1) recommending to the Board the slate of director nominees for election at the annual meeting of shareholders, (2) considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by shareholders, (3) establishing criteria for selecting new directors and (4) reviewing the backgrounds and qualifications of possible candidates for director positions.

Compensation Committee Interlocks and Insider Participation

      During 2003, no executive officer of the Company served as (1) a member of a compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2003, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship requiring disclosure under this section.

Director Nominations Process

      The Corporate Governance and Nominating Committee will consider nominees to serve as directors of the Company and recommend such persons to the Board of Directors. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors and meet the criteria for nominees considered by the committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the Corporate Governance and Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Criteria for Director Nominees.

      The Corporate Governance and Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. The Corporate Governance and Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Corporate Governance and Nominating Committee deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations. The Corporate Governance and Nominating Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time.

Process for Identifying and Evaluating Director Nominees.

      Pursuant to the Corporate Governance and Nominating Committee Charter as approved by the Board of Directors, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the Corporate Governance and Nominating Committee intends to follow when they identify and evaluate individuals to be nominated for election to the Board of Directors is set forth below.

      Identification. For purposes of identifying nominees for the Board of Directors, the Corporate Governance and Nominating Committee will rely on personal contacts of the members of the Board of Directors as well as their knowledge of State Bank’s local communities. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below in the paragraph titled “Procedures to be Followed by Shareholders.” Neither the Corporate Governance and Nominating Committee or the Board of Directors has previously used an independent search firm in identifying nominees.

      Evaluation. In evaluating potential nominees, the Corporate Governance and Nominating Committee will determine whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Corporate Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Shareholders.

      Any shareholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of shareholders if the shareholder complies with the prior notice and information provisions in the Company’s Bylaws. In order for a director nomination to be timely, a shareholder’s notice to the Company must be received at the Company’s offices no later than 90 days prior to the date of the scheduled annual meeting; provided, however, that in the event that less than 100 days notice or prior disclosure of the annual meeting is given by the Company, such notice must be received by the Company within 10 days of the date of notice or disclosure of the annual meeting by the Company.

      To submit a recommendation of a director candidate, a shareholder should submit the following information in writing, addressed to the Chairman of the Corporate Governance and Nominating Committee, care of the Corporate Secretary, at the Company’s main office:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s Common Stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Shareholder Communications

      The Company encourages shareholder communications to the Board of Directors and/or individual directors. Written communications may be made to the Board of Directors or to specific members of the Board by delivering them to the intended addressee, care of Corporate Secretary, Texas United Bancshares, Inc., 202 W. Colorado, La Grange, Texas 78945.

      In addition, the Board of Directors encourages directors to attend the annual meeting of shareholders. All directors attended the Company’s 2003 annual meeting of shareholders held on May 15, 2003.

Code of Ethics

      The Company’s Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors and employees of the Company and State Bank and a Code of Ethics for its principal executive officer and senior financial officers. A copy of these Codes can be obtained at no charge by making a written request to the Corporate Secretary, Texas United Bancshares, Inc., 202 W. Colorado, La Grange, Texas 78945.

Independent Directors

      The Company’s Board of Directors is comprised of seven directors. The Board of Directors has determined that the following directors are independent directors under the corporate listing standards of the Nasdaq Stock Market: Lee D. Mueller, Jr., Bruce Frenzel, Michael Steinhauser, James D. Selman, Jr. and Michael Kulhanek.

Compensation of Directors

      Each member of the Company’s Board of Directors who is not an employee of the Company or State Bank is paid $7,500 annually for attendance at the Board meetings. The members of the Audit Committee and the Corporate Governance and Nominating Committee receive $250 for attendance at each meeting. The

Compensation Committee members receive $150 for attendance at each meeting. Each of the independent directors of the Company has elected to defer all of his board fees under the Texas United Bancshares, Inc. Deferred Compensation Plan. See “Deferred Compensation Plans” on page 12. The plan has been funded with insurance policies. Members of the Board who are also officers are not paid separately for their service on the Board or its committees.

      All members of the Company’s Board of Directors are also directors of State Bank. Each director of State Bank, other than L. Don Stricklin, is paid $500 for each Board meeting attended and $150 for each committee meeting attended. Ervan Zouzalik, State Bank’s Chairman of the Board, is paid an additional $325 for each State Bank Board meeting attended.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

      The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s President and Chief Executive Officer and the other four most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (the “named executive officers”) for each of the three fiscal years ended December 31, 2003 (adjusted to reflect the three-for-two stock split effective October 15, 2003):

						Long Term
						Compensation
		Annual Compensation
						Securities
Name and					Other Annual	Underlying	All Other
Principal Position	Year	Salary(1)		Bonus	Compensation(1)	Options/SAR’s	Compensation(2)

L. Don Stricklin	2003	$220,000		$85,000	$—	—	$10,800
President and Chief	2002	220,000		85,000	—	—	5,400
Executive Officer	2001	199,802		70,000	—	87,750	10,500

Ervan E. Zouzalik	2003	140,000		40,000	—	—	13,056	(3)
Chairman of the Board	2002	138,276		40,000	—	—	9,179	(3)
	2001	123,517		15,000	—	45,975	11,384	(3)

Thomas N. Adams	2003	110,000		20,000	—	—	6,438
Executive Vice President	2002	109,616		45,000	—	—	2,988
and Chief Financial Officer	2001	99,740		25,000	—	30,900	5,384

Steve Stapp	2003	135,990		37,000	—	—	7,829
Director of Retail	2002	131,182		31,000	—	—	3,750
Banking of State Bank	2001	108,105		13,000	—	35,625	6,586

Dayna McElreath	2003	260,625	(4)	—	—	1,500	10,351
President of Mortgage	2002	230,862	(4)	10,500	—	—	4,802
Division of State Bank	2001	251,956	(4)	9,000	—	5,400	10,500

(1)	None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of that officer’s combined annual salary and bonus for the years indicated.

(2)	Consists of matching contributions by the Company to the Company’s 401(k) Profit Sharing Plan for the benefit of each respective executive officer.

(3)	Includes $6,000 which is paid to Mr. Zouzalik as a car allowance.

(4)	A significant portion of Ms. McElreath’s salary is based on commissions.

Option Grants in Last Fiscal Year

      The following table sets forth certain information concerning stock options granted to the named executive officers during the year ended December 31, 2003 (adjusted to reflect the three-for-two stock split effective October 15, 2003):

Option Grants in Last Fiscal Year

Individual Grants
Potential Realizable
		Percent of			Value at Assumed
	Number of	Total Options			Annual Rates of Stock
	Securities	Granted to			Price Appreciation for
	Underlying	Employees in	Exercise		Option Term(2)
	Options	Fiscal	Price Per	Expiration
Name	Granted	Year(1)	Share	Date	5%	10%

L. Don Stricklin	—	—	—	—	—	—
Ervan E. Zouzalik	—	—	—	—	—	—
Thomas N. Adams	—	—	—	—	—	—
Steve Stapp	—	—	—	—	—	—
Dayna McElreath	1,500	44.44%	$13.61	06/05/2013	$12,839	$32,536

(1)	Options to purchase 3,375 shares of Common Stock were granted to the Company’s employees during the year ended December 31, 2003.

(2)	These amounts represent certain assumed rates of appreciation based on the actual option term and annual compounding from the date of the grant. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on future performance of the Common Stock and overall stock market conditions. There can be no assurance that the stock appreciation amounts reflected in this table will be achieved.

Stock Option Exercises and Fiscal Year-End Option Values

      The following table sets forth certain information concerning option exercises during the year ended December 31, 2003 and any value realized thereon by the named executive officers, and the number and value of unexercised options held by such named executive officers at December 31, 2003 (adjusted to reflect the three-for-two stock split effective October 15, 2003):

Aggregated Option Exercises in Year Ended December 31, 2003

and Fiscal Year End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at December 31,		In-the Money Options at
	Shares		2003		December 31, 2003(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

L. Don Stricklin	15,000	$120,525	72,750	—	$821,475	$—
Ervan E. Zouzalik	7,500	51,975	33,157	—	336,048	—
Thomas N. Adams	1,050	8,737	29,850	—	302,421	—
Steve Stapp	—	—	35,625	—	380,568	—
Dayna McElreath	900	4,203	3,000	3,000	14,040	10,590

(1)	The “value realized” represents the difference between the exercise price of the option shares and the market price of the option shares on the date of exercise without considering any taxes which may have been owed.

(2)	The value is based on $16.01 per share, which was the closing price of the Common Stock reported on the Nasdaq Stock Market on December 31, 2003.

Stock Option Plan and Agreements

      In 1998, the Board of Directors adopted the Texas United Bancshares, Inc. 1998 Incentive Stock Option Plan (the “1998 Plan”). Under the 1998 Plan, 337,500 shares of common stock are reserved for issuance pursuant to qualified Incentive Stock Options. The 1998 Plan is intended to provide additional incentive to officers and key employees of the Company and State Bank to increase their personal financial interest in the success of the Company, and to encourage them to remain employed with the Company and State Bank. The exercise price and vesting period of each option is set at the time the option is granted and governed by the terms of individual option agreements between the Company and the optionee; provided, however, that in no event will the price be less than the fair market value of the Company common stock on the day of the grant. Options granted under the 1998 Plan generally must be exercised within ten years following the date of grant or no later than three months after optionee’s termination of employment with the Company, if earlier.

      As of December 31, 2003, options to purchase an aggregate of 236,964 shares of the Company common stock under the 1998 Plan were outstanding and 15,331 shares were available for future grants.

      In addition to the options granted under the 1998 Plan, the Company entered into non-qualified stock option agreements with two executive officers in 1996 and 1997. The options to acquire 50,625 shares of common stock granted under these agreements are not made pursuant to a plan. The vesting schedule and purchase price of the options are in accordance with the terms of the respective agreements. The options are fully vested and have ten-year terms. Upon a merger, consolidation, reorganization, dissolution or liquidation of the Company, the options which are not yet exercised prior to completion of the transaction will terminate. No options were granted, exercised, forfeited or expired under any non-qualified option agreement during 2003.

      On July 31, 2002, the Company completed its merger with The Bryan-College Station Financial Holding Company. The options to purchase shares of Bryan-College Station common stock which were outstanding at the effective time of the merger were converted into options to purchase 2,836 shares of the Company’s Common Stock at an exercise price of $18.26 per share. The converted options are governed by the original plans under which they were issued. There are currently 2,398 options outstanding under these plans.

Stock Appreciation Rights

      In 1998, the Board of Directors of the Company adopted the Texas United Bancshares, Inc. Stock Appreciation Rights Plan. Pursuant to the plan, the Company has entered into stock appreciation rights agreements with certain key employees, directors and advisors. Each award agreement grants a recipient rights to the appreciation in the fair market value (as defined in the plan) of a stated number of shares of common stock of the Company. The rights become fully vested and are exercisable under the terms of the respective agreements. Although the appreciation of the rights is payable in whole shares of the Company stock valued at fair market value on the date of exercise or in cash at the sole discretion of the Company, it is the intention of the Company’s Board of Directors that all stock appreciation rights will be paid in cash.

      Generally, the stock appreciation rights terminate on the earliest of ten years from the date of grant or the date the employee terminates employment with the Company. Upon a change in control of the Company (as defined in the plan), all stock appreciation rights previously granted become fully vested and immediately exercisable for common stock or cash as described above. The number of rights issued under the plan as of December 31, 2003, 2002 and 2001 were 70,012, 67,162 and 67,162, respectively. Operations are charged or credited for the aggregate appreciation or depreciation of the rights. The Company’s expense for appreciation of the rights was $229,000, $78,000 and $91,000 in 2003, 2002 and 2001, respectively.

Deferred Compensation Plans

      The Company has entered into deferred compensation agreements with its directors and one executive officer. Under the agreements with the Company directors, each participant may elect to defer up to 100% of the fees received from attendance at regular scheduled Board meetings. Under the agreement with an executive officer of the Company, the officer may elect to defer up to 20% of his annual base salary. State

Bank has entered into similar agreements with its directors and one executive officer, who is also a named executive officer of the Company. Under both of these groups of plans, the Company and State Bank, as the case may be, have agreed to accrue interest on the deferral account balance for each agreement at an annual rate equal to 10%, compounded monthly. Participants become vested in the interest credited to their account at the rate of 10% per plan year, such that at the end of ten years, the participant is 100% vested.

Benefit Plan

      The Company has established an employee savings plan pursuant to Section 401(k) of the Internal Revenue Code covering substantially all employees. Under the 401(k) plan, participating employees may contribute a portion of their pretax earnings and allocate the contributions among one or more investment options. The Company matches 100% of each employee’s contributions on a discretionary basis, up to 3% of the employee’s annual compensation. The Company also provides a 3% profit sharing match to all eligible employees. The Company’s expense for matching contributions was $453,000, $216,000 and $332,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following is a report from the Compensation Committee of the Company describing the policies pursuant to which compensation was paid to executive officers of the Company and State Bank during 2003.

      The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. Lee D. Mueller, Jr., Bruce Frenzel, Michael Kulhanek, James D. Selman, Jr. and Michael Steinhauser serve on the Compensation Committee. The Compensation Committee prepares a report which sets forth the components of the Company’s executive officer compensation program and describes the basis on which the 2003 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company and State Bank.

Compensation Philosophy and Base Salary

      The Company believes that compensation of its executive officers should enhance and reinforce the goals of the Company for profitable growth and continuation of a sound overall condition by providing key employees with additional financial rewards for the attainment of such growth and stable financial and operating conditions. The Compensation Committee believes that these goals are best supported by rewarding individuals for outstanding contributions to the Company’s success and by compensating its executive officers competitively with the compensation of similarly situated executive officers.

      The Compensation Committee establishes base salary levels for each executive officer by comparison to competitive salary levels for the similar executive officer job functions at banks and bank holding companies of similar size in the Company’s market areas and the results of a compensation survey conducted by an external consulting firm. This is not the same group used for comparison purposes in the Company’s performance graph. Base salaries approximate the median level of such competitive rates and are adjusted based on factors such as the asset-size and performance of the Company and State Bank, individual performance, individual potential, cost of living considerations and specific issues particular to the Company as well as the Compensation Committee’s subjective judgment. Executive officer base salaries are considered by the Compensation Committee to be competitive and in the median range of comparative salaries.

Stock Option Plan and Agreements

      Stock options have been the Company’s primary form of long-term incentive compensation. As of March 31, 2004, there were 285,715 options outstanding under the Company’s stock option plan and agreements, 177,382 of which are held by named executive officers of the Company. During 2003, 1,500 options to acquire additional shares of Common Stock were granted to one named executive officer of the Company.

      The Compensation Committee will continue to monitor the base salary levels and the various incentives of the executive offices to ensure that overall compensation is consistent with the Company’s objectives and competitiveness in the marketplace.

2003 Compensation of the President and Chief Executive Officer

      In reviewing the 2003 compensation of L. Don Stricklin, the Company’s President and Chief Executive Officer, the Compensation Committee undertook the same evaluation set forth above with respect to executive officers. In addition, the Compensation Committee reviewed his compensation history, executive compensation survey data and comparative performance information. Upon recommendation by the Compensation Committee, the Board of Directors of the Company set Mr. Stricklin’s salary for 2003 at $220,000, effective January 1, 2003. In addition, in recognition of both Mr. Stricklin’s and the Company’s performance in 2003, the Compensation Committee recommended and the Board of Directors approved a bonus for 2003 of $85,000 based on the Company’s earnings through December 31, 2003. The amount contributed by the Company to the 401(k) plan for the benefit of Mr. Stricklin in fiscal year 2003 was $10,800. Mr. Stricklin was not granted any stock options in 2003. The Compensation Committee believes that Mr. Stricklin’s total compensation is reasonable and competitive based on comparative performance information and the overall performance of the Company.

The Compensation Committee

Bruce Frenzel
Michael Kulhanek
Lee D. Mueller, Jr.
James D. Selman, Jr.
Michael Steinhauser

AUDIT COMMITTEE REPORT

      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

      In accordance with its written charter adopted by the Company’s Board of Directors, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2003, the Audit Committee reviewed the interim financial information contained in the quarterly earnings announcements with the Chief Financial Officer and the independent auditors before public release. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission.

      In discharging its oversight responsibility as to the audit process, the Audit Committee (i) obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” (ii) discussed with the auditors any relationships that may impact their objectivity and independence and (iii) satisfied itself as to the auditor’s independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

      The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended. With and without management present, the Audit Committee discussed and reviewed the results of the internal and external audit examinations.

      The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

      Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee

Bruce Frenzel
Lee D. Mueller, Jr.
Michael Steinhauser

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

      The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2003 and 2002 by Grant Thornton LLP:

	2003	2002

Audit fees	$192,273	$131,698
Audit related fees	—	—
Tax fees	—	—
All other fees(1)	$2,940	$69,500

(1)	Includes fees for assistance with a registration statement in 2002 and accounting consultations in 2003.

      The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by the Company’s independent auditors.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      Many of the directors, executive officers of the Company and State Bank and principal shareholders of the Company (i.e., those who own 10% or more of the Common Stock) and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of State Bank. However, the Board of Directors of the Company and State Bank have adopted a policy prohibiting State Bank to make loans to the executive officers of the Company and State Bank and their associates. During 2003, State Bank made loans in the ordinary course of business to the directors of the Company and State Bank and principal shareholders of the Company and their associates, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors of the Company and State Bank and principal shareholders of the Company are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by State Bank to directors of the Company and State Bank and principal shareholders of the Company satisfy the foregoing standards. As of December 31, 2003, all of such loans aggregated $590,000, which was approximately 1.5% of the Company’s Tier 1 capital at such date. The Company expects State Bank to have such transactions or transactions on a similar basis with the directors of the Company and State Bank and principal shareholders of the Company and their associates in the future.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 1, 2004 by (1) directors and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (3) all directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each shareholder is the same as the address of the Company. The following information has been adjusted to reflect the three-for-two stock split effective October 15, 2003.

	Number		Percentage
Name	of Shares		Beneficially Owned(1)

Thomas N. Adams	30,150	(2)	* %
Bruce Frenzel	21,405		*
Michael Kulhanek	63,990		1.60
Dayna McElreath	5,455	(3)	*
Lee D. Mueller, Jr.	248,075		6.19
James D. Selman, Jr.	7,500		*
Steve Stapp	35,625	(4)	*
Michael Steinhauser	19,392		*
L. Don Stricklin	87,750	(5)	2.15
Ervan E. Zouzalik	125,340	(6)	3.10
Directors and named executive officers as a group (10 persons)	644,682		15.43

*	Indicates ownership which does not exceed 1.0%.

(1)	The percentage beneficially owned was calculated based on 4,004,971 shares of Common Stock issued and outstanding as of April 1, 2004. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of Common Stock held by such shareholder or group and exercisable within 60 days.

(2)	Includes of 29,850 shares that may be acquired pursuant to the exercise of fully vested stock options.

(3)	Includes 3,000 shares that may be acquired pursuant to the exercise of fully vested stock options.

(4)	Consists of 35,625 shares that may be acquired pursuant to the exercise of fully vested stock options.

(5)	Includes 72,750 shares that may be acquired pursuant to the exercise of fully vested stock options.

(6)	Includes 33,157 shares that may be acquired pursuant to the exercise of fully vested stock options.

PERFORMANCE GRAPH

      The following Performance Graph compares the cumulative total shareholder return on the Company’s Common Stock for the period beginning at the close of trading on August 1, 2002, when the Common Stock was first listed on the Nasdaq National Market, to December 31, 2003, with the cumulative total return of the Nasdaq Total U.S. Index and the SNL Southwest Bank Index for the same period. Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested on August 1, 2002 in the Company’s Common Stock, the Nasdaq Total U.S. Index and the SNL Southwest Bank Index. The historical stock price performance for the Company’s stock shown on the graph below is not necessarily indicative of future stock performance.

Composite of Cumulative Total Return

Texas United Bancshares, Inc., the Nasdaq Total U.S. Index
and the SNL Southwest Bank Index

	08/01/02	12/31/02	06/30/03	12/31/03

Texas United Bancshares, Inc.	100.00	97.27	115.35	130.06
NASDAQ - Total US	100.00	104.55	127.35	157.49
SNL Southwest Bank Index	100.00	93.35	103.97	126.79

Source: SNL Financial LC, Charlottesville, VA (434) 977-1600

© 2004

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the “Commission”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16 forms they file.

      Based solely on the Company’s review of the copies of such reports furnished to it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company believes that during the year ended December 31, 2003, all Section 16(a) reporting requirements applicable to the its officers, directors and greater than 10% shareholders were complied with except that Dayna McElreath filed a late Form 4 to report a grant of stock options. This transaction has been reported to the Commission.

ITEM 2.

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Grant Thornton LLP as the independent auditors of the Company for the year ending December 31, 2004. Grant Thornton LLP has served as the Company’s independent audit firm continuously for six years.

      At the Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Grant Thornton LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of Grant Thornton LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

      Shareholder ratification of the selection of Grant Thornton LLP as the Company’s independent auditors for the 2004 fiscal year is not required by the Company’s bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of Grant Thornton LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Grant Thornton LLP. Even if the selection of Grant Thornton LLP is ratified, the Audit Committee may, in their discretion, direct the appointment of different independent auditors at any time during the 2004 fiscal year if they determine that such a change would be in the best interests of the Company and its shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

FOR 2004 ANNUAL MEETING

      In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2004 Annual Meeting of Shareholders and included in the Company’s proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices not later than December 24, 2004. Shareholder proposals should be submitted to the Secretary of the Company at 202 W. Colorado Street, La Grange, Texas 78945.

      In addition, the Company’s Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting to be properly made at a meeting by a shareholder, notice must be received by the Company at the Company’s principal executive office not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year’s annual meeting, except that in the case the annual meeting is held more than 30 days before or 60 days after the anniversary date, notice by the shareholder must be received by the Company no earlier than the 90th day prior to such annual meeting and no later than the 60th day prior to such annual meeting or the 10th day following the date of public announcement of the meeting date, whichever is later.

      For nominations of persons for election to the Board of Directors to be properly made at a meeting by a shareholder, a shareholder’s notice to the Company must be received by the Company at the Company’s principal executive offices no later than 90 days prior to the date of the scheduled annual meeting; provided, however, that in the event that less than 100 days notice or prior disclosures of the meeting is given by the Company, such notice must be received by the Company within 10 days of the date of notice or disclosure of the meeting by the Company. A copy of the Company’s Bylaws may be obtained upon written request to the Secretary of the Company.

ANNUAL REPORT ON FORM 10-K

      The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, to any shareholder upon written request to 202 W. Colorado Street, La Grange, Texas 78945.

OTHER MATTERS

      The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other matters that are to be presented for action at the Meeting. However, if any other matter does properly come before the Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

      You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

By order of the Board of Directors,

ERVAN E. ZOUZALIK
Chairman of the Board

APPENDIX A

TEXAS UNITED BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

      The primary purpose of the Audit Committee of Texas United Bancshares, Inc. (the “Company”) is to provide independent and objective oversight with respect to:

•	the Company’s financial statements and reports and any additional financial information provided to shareholders and others;

•	the Company’s internal controls;

•	the independent auditor’s qualifications and independence;

•	the Company’s audit, accounting and financial reporting processes generally; and

•	the compliance by the Company with legal and regulatory requirements.

      The Audit Committee is also responsible to prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain and consult with any special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

II.	Composition and Qualifications

      The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors. Each member of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc., the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC. No consulting, advisory, or other compensatory fees (other than as a member of the Company’s Board of Directors and/or the Audit Committee) may be accepted from the Company or any affiliate or subsidiary thereof by an Audit Committee member. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee, and such determination is disclosed in the Company’s proxy statement.

      Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheets, income statements and statements of cash flows, and shall otherwise be financially literate, as such qualification is interpreted by the Board. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication or accounting or related financial management expertise, including, without limitation, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time in the past three years.

      Audit Committee members shall be appointed annually by the Board of Directors based on nominations by the Corporate Governance and Nominating Committee and shall serve until such member’s successor is designated or until such member’s earlier resignation or removal. The members of the Audit Committee shall designate a chairperson by majority vote of the members. The chairperson shall schedule and preside at all meetings of the Audit Committee and shall be responsible for preparing agendas and making regular reports to the Board of Directors.

III.	Meetings

      The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet periodically with management and the independent auditors privately in separate sessions. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum.

      The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV.	Responsibilities and Duties

Appointment of Independent Auditor and Pre-Approval Policies

      The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

      The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

      With respect to services, it is the policy of the Audit Committee that no independent auditor shall perform both the audit of the financial statements and the internal audit and that no independent auditor shall perform any of the following services:

•	bookkeeping or other services related to the accounting records;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management or human resources functions;

•	broker, dealer, investment adviser or investment banking services; or

•	legal services and expert services unrelated to the audit.

      To fulfill its duties, the Audit Committee, to the extent it deems necessary or appropriate given the circumstances, shall:

Financial Statement and Disclosure Matters

      1. Review and discuss with management and the independent auditors the annual audited financial statements and quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to issuance by the auditors of their report thereon, filing such statements on Form 10-K or Form 10-Q with the SEC and distribution to third parties. The review shall include:

•	the Company’s consolidated financial statements and the notes thereto;

•	the independent auditor’s audit of the annual consolidated financial statements and report, including judgments made in connection with the preparation of such financial statements and report;

•	all critical accounting policies and practices used;

•	all alternative treatments of financial information within GAAP discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and the management of the Company (such as any management letter or schedule of unadjusted differences);

•	any significant changes required in the independent auditor’s examination plan;

•	particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments and other inquiries as the Audit Committee or independent auditors deem appropriate; and

•	the adequacy of the Company’s internal controls.

      Based on such a review, the Audit Committee shall recommend to the Board whether to include such audited financial statements in the Company’s Form 10-K and if applicable, the Company’s Annual Report.

      2. Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified, supplemented or replaced, related to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

      3. Review with the independent auditors and management the integrity of the Company’s financial reporting processes and controls. Review and discuss significant financial risk exposures and the steps management has taken to monitor and control such exposure, including the Company’s risk assessment and risk management policies.

      4. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

      5. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

      6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

      7. Obtain from and review with the independent auditors the annual management letter as to the adequacy of the Company’s internal control environment and the existence of any reportable conditions or material weaknesses. Review management’s responses to the annual management letter. Review and make recommendations as to the resolution of any disagreements between the Company’s management and the independent auditors.

      8. Review with the Company’s disclosure committee or if there is no such committee, the persons performing such functions, (a) the Company’s disclosure controls and procedures, (b) any significant deficiencies in the design or operation of internal controls of the Company which could adversely affect the Company’s ability to record, process, summarize and report financial data and (c) any fraud, material or otherwise, that involves management or other employees who have a significant role in the Company’s internal controls.

      9. Review and discuss with management and the independent auditors the Company’s internal control systems intended to ensure the reliability of financial reporting and compliance with applicable laws and regulations. The review shall include the organizational structure, responsibilities, budget, plans, staffing and the performance of the Chief Financial Officer.

      10. Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

      11. Review significant reports of internal audits together with management’s response and follow-up to these reports.

Oversight of Company’s Relationship with the Independent Auditor

      12. Evaluate the qualifications, performance and independence of the independent auditor periodically and make determinations regarding the appointment or termination of the independent auditor.

      13. On an annual basis, obtain from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Statement No. 1, as may be modified, supplemented or replaced. The Audit Committee shall discuss such reports with the independent auditors and recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the auditors.

      14. At least annually, obtain and review a report from the independent auditor describing (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor; and (c) any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

      15. Review a written statement to be provided annually from the independent auditors certifying that the lead or coordinating audit partner with primary responsibility for the audit has not performed such audit services for the Company in excess of five previous fiscal years.

      16. Meet with the independent auditor prior to the audit to discuss the plan of audit, including its scope, staffing, locations and reliance on management.

      17. Develop and recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

      18. Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

     Ethical and Legal Compliance

      19. Obtain reports from the Company’s Chief Financial Officer and the independent auditors that the Company is in conformity with applicable legal requirements.

      20. Review alleged material fraudulent actions or violations of law reported by internal compliance programs, by the independent auditors or otherwise, and take any necessary action resulting there from.

      21. At least annually, review with the Company’s legal counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, compliance with applicable laws and regulations and any material reports or inquiries received from regulators or governmental agencies. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

      22. Establish procedures for the receipt, retention and treatment of concerns or complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee shall review all such concerns or complaints from Company employees or other sources.

      23. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

      24. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and State Bank are in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

      25. Perform any other activities consistent with this Charter, the bylaws of the Company, the rules of The Nasdaq Stock Market, Inc. and any other applicable law, rules or regulations as the Audit Committee or the Board deems necessary or appropriate.

     Charter and Evaluation of Audit Committee

      26. Review and reassess the adequacy of the Audit Committee Charter on an annual basis and recommend any proposed changes to the Board for approval. Include the Charter as an appendix to the proxy statement for the Company’s annual meeting of shareholders every three years or in the next proxy statement for an annual meeting of shareholders following any significant amendment of the Charter.

      27. The Audit Committee shall annually evaluate the performance of the Audit Committee and its members.

     Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with applicable laws and regulations.

APPENDIX B

Charter of the

Corporate Governance and Nominating Committee
of Texas United Bancshares, Inc.
Board of Directors

Corporate Governance and Nominating Committee Purpose

      The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors of Texas United Bancshares, Inc. (the “Company”) is to assist the Board in its oversight responsibilities. The Committee will accomplish this by, among other things, (1) recommending to the Board the slate of director nominees for election at the annual meeting of shareholders, (2) considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by shareholders, (3) establishing criteria for selecting new directors, (4) reviewing the backgrounds and qualifications of possible candidates for director positions and (5) developing and recommending to the Board a set of corporate governance principles and guidelines applicable to the Company.

Committee Composition and Meetings

      The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall meet the independence requirements of The Nasdaq Stock Market, Inc., the Securities Exchange Act of 1934, as amended, and any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee’s duties and responsibilities. None of the Committee members shall have a relationship which, in the opinion of the Board a, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

      The Committee’s members and Chair shall be appointed by the majority vote of the Board. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership in attendance. The members shall serve for such term or terms as the Board may determine or until their earlier resignation, retirement or removal by the Board. No member of the Committee shall be removed except by majority vote of the independent directors of the Board.

      The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members, and the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation, or listing standard to be exercised by the Committee as a whole.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committee:

1. Identify potential candidates for nomination as directors on an ongoing basis, in such manner as the Committee deems appropriate.

2. Recommend the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders, and recommend a nominee to fill any vacancy created by an increase in the number of directors or otherwise. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other

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factors the Committee deems relevant, including age, size of the board of directors and regulatory disclosure obligations. The Committee may also consider candidates proposed by management.

3. Develop and recommend to the Board standards to be applied in making determinations of director independence consistent with the requirements of Nasdaq, the Securities and Exchange Commission and other legal or regulatory corporate governance requirements and review and assess these determinations and standards on a periodic ongoing basis.

4. Recommend to the Board those directors to be selected for membership on the various Board committees. Recommendations should consider the factors set forth in the charter of that committee, if any, as well as any other factors the Committee deems appropriate, including without limitations, the consistency of the candidate’s experience with the goals of the committee, the extent to which there should be a policy of periodic rotation of directors among the committees and any limitations on the number of consecutive years a director should serve on any one Board committee.

5. Recommend individual directors for designation as chairs of Board committees, particularly those that perform oversight functions, such as the Audit and Compensation Committees.

6. Develop and recommend to the Board a set of corporate governance principles applicable to the Company and review and assess the adequacy of these principles on a periodic ongoing basis.

7. Review and recommend to the Board for adoption a Code of Ethics for directors, officers and employees of the Company and State Bank (including senior financial officers) and assess the adequacy of the Code on a periodic ongoing basis. Consider any requests for waiver of any provision of the Code and review any required disclosures with respect to any waiver or any amendment of such Code.

8. Oversee the Company’s director continuing education programs.

9. Review and assess the adequacy of this Charter at least annually and recommend to the Board any proposed changes to this Charter. Submit this Charter to the Board for approval.

10. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

11. Review and evaluate the performance of the Committee and the independence of its members at least annually.

12. Receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board near or following the end of each fiscal year.

13. Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Resources and Authority

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select and retain, at the Company’s expense, special legal counsel or other experts or consultants, as it deems necessary.

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TEXAS UNITED BANCSHARES, INC.

PROXY FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2004

This Proxy Is Solicited On Behalf Of The Board Of Directors

The undersigned hereby appoints Thomas N. Adams and Ervan E. Zouzalik, and each of them, his attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of Texas United Bancshares, Inc. (the “Company”) owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2004 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth below. If no contrary instruction is indicated for any proposal, the vote shall be cast in accordance with the recommendation of the Board of Directors. Should any other matters come before the meeting, the Proxy authorizes the vote all of the shares of common stock owned of record by the undersigned as to such other matters in accordance with the recommendation of the Board of Directors.

The Board of Directors recommends a Vote “AUTHORITY GIVEN FOR” on Proposal 1 and “FOR” on Proposal 2.

INSTRUCTIONS

✓	Mark, sign and date your proxy card
✓	Detach your proxy card at the perforations
✓	Return your proxy card in the postage paid envelope provided

ê DETACH PROXY HERE AND RETURN ê

TEXAS UNITED BANCSHARES, INC.
2004 Annual Meeting of Shareholders

1. Election of three directors for a three year term.

☐ AUTHORITY GIVEN FOR all Nominees (except as indicated to the contrary below). Cross out any nominees not voted for:	☐ WITHHOLD AUTHORITY to vote for all nominees

Michael Kulhanek
L. Don Stricklin
Ervan E. Zouzalik

2.	Ratification of Grant Thornton LLP as the Company’s independent auditors for the year ended December 31, 2004.

☐ FOR                      ☐ AGAINST                      ☐ ABSTAIN

3. Other Business. Although the Board of Directors knows of no additional business, this proxy authorizes the agents and proxies of the undersigned to act on such other business as may properly come before the meeting, including any adjournments thereof.

SIGN, DATE AND RETURN

I/we hereby ratify and confirm that the proxies named herein are hereby authorized to vote this proxy and that we revoke all prior proxies. I/we acknowledge receipt of the notice of 2004 Annual Meeting and Proxy Statement for this meeting.

Dated:	, 2004

Signature

Signature of Joint Owner, If Applicable

Title, If Applicable

No. of Shares Held:

I will: ☐ attend -or- ☐ not attend the meeting.